Exhibit 99.1

NUBURU, INC. AND TAILWIND ACQUISITION CORP. ANNOUNCE CLOSING OF BUSINESS COMBINATION

LOS ANGELES, CA AND CENTENNIAL, CO – January 31, 2023. Tailwind Acquisition Corp. (NYSE American: TWND, TWND. U, TWND WS) a special purpose acquisition company and NUBURU, Inc. (“NUBURU”), a leading innovator in high-power and high-brightness industrial blue laser technology, announced today the completion of their previously announced business combination (“the Business Combination”), resulting in NUBURU becoming a publicly listed company. The combined company will operate under the “Nuburu, Inc.” name and its common stock and warrants will commence trading on February 1, 2023 on the NYSE American Stock Exchange under the new ticker symbols “BURU” and “BURU WS”, respectively.

“Becoming a publicly listed company is an important milestone that we expect will provide access to capital and continued momentum for NUBURU,” said Dr. Mark Zediker, CEO and Co-Founder of NUBURU. “We appreciate the Tailwind team’s partnership and look forward to accelerating the development of our high-brightness products to meet the growing demand of our customers globally.”

“We are excited to complete our business combination with an industry leader like NUBURU, whose solutions in metal processing are critical to growing end markets in 3D printing, aerospace, consumer electronics, and e-mobility ” said Chris Hollod, CEO of TWND. “We look forward to seeing NUBURU further strengthen its leadership position as it continues to develop best in class solutions for its customers.”

As previously announced, NUBURU also showcased today the NUBURU BL™ -series, at Photonics West, a new compact form-factor generation blue laser enabled by an innovative 3rd generation light engine design. The BL-series lasers are designed as easy-to-service packages that can readily integrate with scanners and beam delivery systems. The 125-Watt BL-125 and 250-Watt BL-250 lasers will provide high power and brightness along with integrated power monitoring, enabling design and fabrication efficiencies across a wide variety of industries. Nuburu reminds Photonics attendees that they are invited to discuss the impact of Nuburu’s new BL-series compact form-factor generation blue laser with Nuburu representatives at Booth 3086 at Photonics West.

Advances in the new light engine build upon the vast range of application development NUBURU has conducted with the AO and AI product lines. The entire NUBURU product line is designed to bring the fundamental physical, economic and performance advantages of the blue industrial laser to both the electrification (energy storage, electric vehicles) and 3C (computers, communication, consumer electronics) sectors.

About Nuburu

Founded in 2015, NUBURU is a developer and manufacturer of industrial blue lasers that leverage fundamental physics and their high-brightness, high-power design to produce a faster, higher quality laser than currently available alternatives in materials processing, including laser welding and additive manufacturing of copper, gold, aluminum and other industrially important metals. NUBURU’s industrial blue lasers produce minimal to defect-free welds that are up to eight times faster than the traditional approaches — all with the flexibility inherent to laser processing.

Learn more at NUBURU.net.

About TWND

TWND is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. TWND seeks to capitalize on the decades of combined investment experience of its management team, board of directors and advisors who are both technology entrepreneurs as well as technology-oriented investors with a shared vision of identifying and investing in technology companies.

Learn more at https://twnd.tailwindacquisition.com/

Advisors and Other Professionals

Cohen & Company, Loop Capital Markets LLC and Tigress Financial Partners, LLC are serving as capital markets advisors to NUBURU and TWND. Morrison & Foerster LLP is serving as legal counsel to the capital markets advisors. Willkie Farr & Gallagher LLP is serving as legal advisor to TWND. Wilson Sonsini Goodrich & Rosati, PC is serving as legal advisor to NUBURU. Blueshirt Capital Advisors is serving as investor relations advisor to NUBURU. Withum Smith+Brown, PC is serving as the independent auditor for NUBURU.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including certain financial forecasts and projections. All statements other than statements of historical fact contained in this press release may be forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “plan,” “seek,” “targets,” “projects,” “could,” “would,” “continue,” “forecast” or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by TWND and its management, and NUBURU and its management, as the case may be, are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: (1) the ability to continue to meet the security exchange’s listing standards following the consummation of the business combination; (2) failure to achieve expectations regarding its product development and pipeline; (3) the inability to access sufficient capital following the business combination to operate as anticipated (4) the risk that the business combination disrupts current plans and operations of NUBURU as a result of the announcement and consummation of the business combination; (5) the inability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) changes in applicable laws or regulations; (7) the possibility that NUBURU or the combined company may be adversely affected by other economic, business and/or competitive factors; (8) the inability to obtain financing from Lincoln Park Capital; (9) the impact of the COVID-19 pandemic, including any mutations or variants thereof, and its effect on business and financial conditions; (10) volatility in the markets caused by geopolitical and economic factors; and (11) other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in NUBURU’s Form S-1 (File No. 333-248113), Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2022 and the business combination proxy statement/prospectus filed by NUBURU with the Securities and Exchange Commission (the “SEC”) on December 12, 2022 and other documents filed with the SEC from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. NUBURU does not give any assurance that it will achieve its expected results. NUBURU assumes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by applicable securities laws.

Contacts

NUBURU—Media Contact

Brian Knaley

ir@nuburu.net

NUBURU—Investor Relations Contact

Mark Roberts

mark@blueshirtgroup.com

Michael Anderson

michael@blueshirtgroup.com

Tailwind Acquisition Corp.—Media Contact

Sara Zick

Moxie Communications

tailwind@moxiegrouppr.com